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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) March 31, 2003


                                 CERISTAR, Inc.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


           1-16381                                   76-0600966
  (Commission File Number)              (IRS Employer Identification Number)

                                 David L. Bailey
                                    President
                                 CeriStar, Inc.
                          50 West Broadway, Suite 1100
                           Salt Lake City, Utah 84101
                    (Address of principal executive offices)

                                 (801) 350-2017
              (Registrant's telephone number, including area code)



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Item 6.  REisgnation of Registrant's directors

         General


         On March 31, 2003, Lark M. Allen resigned as a member of the Board of Directors.


Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

        99.2 - Letter of Resignation from Lark M. Allen dated March 31, 2003.


                           Forward-Looking Statements

         The information in this Form 8-K includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Planet includes this statement for the express purpose of availing itself of the protections of these safe harbor provisions with respect to all of the forward-looking statements Planet makes. The forward-looking statements in this Form 8-K reflect Planet's current views with respect to possible future events and financial performance. They are subject to certain risks and uncertainties, including without limitation the absence of significant revenues, financial resources, significant competition and those other risks and uncertainties discussed herein that could cause Planet's actual results to differ materially from its historical results or those that Planet hopes to achieve. In this Form 8-K, the words, "anticipates," "plans," "believes," "expects," "intends," "future" and similar expressions identify certain forward-looking statements. Please do not place undue reliance on the forward-looking statements contained in this Form 8-K. Planet undertakes no obligation to announce publicly revisions Planet may make to these forward-looking statements to reflect the effect of events or circumstances that may arise after the date of this Form 8-K. All written and oral forward-looking statements made subsequent to the date of this Form 8-K and attributable to Planet or persons acting on its behalf are expressly qualified in their entirety by this section.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CERISTAR, Inc.



                                          By:/s/David L. Bailey
                                             ---------------------------------
                                                David L. Bailey, President and
                                                       Chief Executive Officer


Date:  April 4, 2003



                                  EXHIBIT 99.2

                                 March 31, 2003


David L. Bailey
CEO
CeriStar, Inc.
50 West Broadway
Suite 1100
Salt Lake City, UT 94101

Subject: Resignation from the Board of Directors

Please accept this notification as my formal resignation from the Board of Directors of CeriStar, Inc., effective immediately.

Sincerely yours,

/s/Lark M. Allen
Lark M. Allen